Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement

Second Quarter 2018

Table of Contents
Financial Results
	1	Key Metrics
	2	Condensed Statements of Operations
	3	Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Select Actual and Preliminary Statutory Financial Results

Appendix
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share

	A-8	Reconciliation of Return on Equity to Adjusted Return on Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.
The information presented in this financial supplement is derived from the consolidated financial statements of Brighthouse Financial, Inc. for periods subsequent to the separation from MetLife, Inc. that occurred on August 4, 2017, and is derived from the combined financial information of the MetLife U.S. Retail Separation Business for periods prior to the separation. The combined financial information was prepared in connection with the separation of a substantial portion of MetLife, Inc.’s former Retail segment as well as certain portions of its former Corporate Benefit Funding segment, and presents the combined results of operations and financial condition of certain former direct and indirect subsidiaries and certain of its current and former affiliates. As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc., the entity that subsequent to the separation holds, through its subsidiaries, the assets (including the equity interests of certain former MetLife, Inc. subsidiaries) and liabilities associated with MetLife, Inc.’s former Brighthouse Financial segment.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except share and per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net income (loss) available to shareholders (1)	$(239)	$(67)	$668	$(943)	$246
Adjusted earnings (1) (2)	$153	$283	$992	$(676)	$324
Total corporate expenses (3)	$288	$230	$287	$241	$226

Stockholders' Equity (4)
Ending Brighthouse Financial, Inc.’s stockholders’ equity	$13,435	$13,608	$14,515	$13,766	$16,415
Ending AOCI (5)	815	801	1,676	1,308	1,894
Ending Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI (5)	$12,620	$12,807	$12,839	$12,458	$14,521
Pro forma ending Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI (6)	N/A	N/A	N/A	N/A	$12,170

Return on Equity
Return on equity	(4.0)%	(0.7)%	(2.5)%	(17.9)%	(12.2)%
Return on equity, excluding AOCI (2)	(4.5)%	(0.7)%	(2.8)%	(20.1)%	(13.8)%
Adjusted return on equity (2)	5.8%	7.0%	6.9%	(1.0)%	5.9%

Per Diluted Common Share
Net income (loss) available to shareholders per common share (7)	$(2.01)	$(0.56)	$5.58	$(7.87)	N/A
Adjusted earnings per common share (2)	$1.27	$2.36	$8.28	$(5.64)	N/A
Weighted average common shares outstanding (7)	120,200,149	119,773,106	119,773,106	119,773,106	N/A

Book value per common share (2)	$112.17	$113.61	$121.19	$114.93	N/A
Book value per common share, excluding AOCI (2)	$105.37	$106.93	$107.19	$104.01	N/A
Ending common shares outstanding	119,773,106	119,773,106	119,773,106	119,773,106	N/A

(1) The Company recorded a non-cash tax expense of $1.1 billion in the third quarter of 2017 related to a tax obligation triggered prior to the separation, recognized by the Company’s former parent. This tax expense had no impact on the book value of Brighthouse.

(2) See definitions for non-GAAP and other financial disclosures in the appendix beginning on Page A-2.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) For periods ending prior to the separation, stockholders’ equity was previously reported as shareholder’s net investment.
(5) Ending AOCI and Ending Brighthouse Financial, Inc.'s stockholders' equity, excluding AOCI, have been recast as of December 31, 2017 to conform to amounts presented in Brighthouse Financial, Inc.'s annual report on Form 10-K for the year ended December 31, 2017. The change was made as a result of the adoption of accounting guidance related to the accounting for deferred taxes that was issued subsequent to the filing of the Q4 2017 Financial Supplement.

(6) Ending Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI, as of June 30, 2017 has been adjusted for subsequent separation transactions, including the distribution to MetLife, Inc. of $1.8 billion and a tax separation liability of $600 million.

(7) Diluted net income (loss) available to shareholders per common share was calculated using 119,773,106 weighted average shares outstanding for the period ended June 30, 2018. The diluted shares are not currently utilized in the per share calculation of net income (loss) available to shareholders, as inclusion would have an anti-dilutive effect to a loss position.

Financial Supplement	2

Condensed Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Revenues	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Premiums	$223	$229	$233	$236	$218	$452	$394
Universal life and investment-type product policy fees	962	1,002	963	1,025	957	1,964	1,910
Net investment income	806	817	769	761	766	1,623	1,548
Other revenues	98	105	322	93	162	203	236
Revenues before NIGL and NDGL	2,089	2,153	2,287	2,115	2,103	4,242	4,088
Net investment gains (losses)	(75)	(4)	6	21	—	(79)	(55)
Net derivative gains (losses)	(312)	(334)	(413)	(164)	(78)	(646)	(1,043)
Total revenues	$1,702	$1,815	$1,880	$1,972	$2,025	$3,517	$2,990

Expenses
Interest credited to policyholder account balances	$269	$267	$273	$279	$284	$536	$559
Policyholder benefits and claims	813	738	904	1,083	785	1,551	1,649
Amortization of DAC and VOBA	246	305	231	123	21	551	(127)
Interest expense on debt	36	37	37	34	37	73	82
Other expenses	655	581	657	577	577	1,236	1,096
Total expenses	2,019	1,928	2,102	2,096	1,704	3,947	3,259
Income (loss) before provision for income tax	(317)	(113)	(222)	(124)	321	(430)	(269)
Provision for income tax expense (benefit)	(79)	(48)	(890)	819	75	(127)	(166)
Net income (loss)	(238)	(65)	668	(943)	246	(303)	(103)
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	—	—	3	—
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(239)	$(67)	$668	$(943)	$246	$(306)	$(103)

Financial Supplement	3

Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Investments:
Fixed maturity securities available-for-sale	$62,343	$63,178	$64,991	$63,565	$63,507
Equity securities (1)	153	160	161	195	206
Mortgage loans, net	12,337	11,308	10,742	10,431	10,263
Policy loans	1,458	1,517	1,523	1,522	1,513
Real estate joint ventures	449	441	433	407	302
Other limited partnership interests	1,706	1,700	1,669	1,654	1,623
Short-term investments	177	293	312	1,149	1,286
Other invested assets (1)	2,305	2,452	2,507	2,736	3,109
Total investments	80,928	81,049	82,338	81,659	81,809
Cash and cash equivalents	2,135	1,888	1,857	1,698	4,443
Accrued investment income	607	640	601	641	608
Reinsurance recoverables	12,745	12,746	12,763	12,727	12,732
Premiums and other receivables	848	781	762	864	683
DAC and VOBA	5,968	6,083	6,286	6,414	6,464
Current income tax recoverable	814	832	740	1,772	1,423
Other assets	580	593	588	647	600
Separate account assets	111,587	114,385	118,257	116,857	115,566
Total assets	$216,212	$218,997	$224,192	$223,279	$224,328
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$35,816	$36,223	$36,616	$36,035	$34,352
Policyholder account balances	38,407	37,940	37,783	37,298	37,296
Other policy-related balances	2,941	2,991	2,985	2,964	2,985
Payables for collateral under securities loaned and other transactions	4,265	4,244	4,169	4,569	7,121
Long-term debt	3,607	3,609	3,612	3,615	3,016
Deferred income tax liability	684	752	927	2,116	2,337
Other liabilities	5,405	5,180	5,263	5,994	5,190
Separate account liabilities	111,587	114,385	118,257	116,857	115,566
Total liabilities	202,712	205,324	209,612	209,448	207,863
Equity
Common stock	1	1	1	1	—
Additional paid-in capital	12,444	12,432	12,432	12,418	—
Retained earnings	175	374	406	39	—
Shareholder’s net investment	—	—	—	—	14,521
Accumulated other comprehensive income (loss)	815	801	1,676	1,308	1,894
Total Brighthouse Financial, Inc.’s stockholders’ equity	13,435	13,608	14,515	13,766	16,415
Noncontrolling interests	65	65	65	65	50
Total equity	13,500	13,673	14,580	13,831	16,465
Total liabilities and equity	$216,212	$218,997	$224,192	$223,279	$224,328

(1) The Company reclassified $71 million as of December 31, 2017, $70 million as of September 30, 2017, and $72 million as of June 30, 2017 of FHLB common stock from equity securities to other invested assets, principally at estimated fair value, to conform to current presentation.

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended June 30, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$48	$151	$—	$24	$223
Universal life and investment-type product policy fees	632	76	189	(4)	893
Net investment income	376	111	314	11	812
Other revenues	90	1	7	—	98
Total adjusted revenues	$1,146	$339	$510	$31	$2,026

Adjusted expenses
Interest credited to policyholder account balances	$148	$28	$92	$—	$268
Policyholder benefits and claims	181	168	365	19	733
Amortization of DAC and VOBA	124	23	—	3	150
Interest expense on debt	—	—	—	37	37
Other operating costs	427	74	61	96	658
Total adjusted expenses	880	293	518	155	1,846
Adjusted earnings before provision for income tax	266	46	(8)	(124)	180
Provision for income tax expense (benefit)	45	9	(2)	(26)	26
Adjusted earnings after provision for income tax	221	37	(6)	(98)	154
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Adjusted earnings	$221	$37	$(6)	$(99)	$153

	For the Three Months Ended June 30, 2017
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$48	$142	$1	$27	$218
Universal life and investment-type product policy fees	639	75	175	(3)	886
Net investment income	311	69	354	58	792
Other revenues	128	19	15	—	162
Total adjusted revenues	$1,126	$305	$545	$82	$2,058

Adjusted expenses
Interest credited to policyholder account balances	$152	$40	$91	$—	$283
Policyholder benefits and claims	163	169	288	17	637
Amortization of DAC and VOBA	112	7	—	6	125
Interest expense on debt	—	—	8	28	36
Other operating costs	386	66	79	20	551
Total adjusted expenses	813	282	466	71	1,632
Adjusted earnings before provision for income tax	313	23	79	11	426
Provision for income tax expense (benefit)	87	11	27	(23)	102
Adjusted earnings after provision for income tax	226	12	52	34	324
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Adjusted earnings	$226	$12	$52	$34	$324

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Six Months Ended June 30, 2018
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$93	$309	$—	$50	$452
Universal life and investment-type product policy fees	1,272	179	388	(7)	1,832
Net investment income	739	219	657	22	1,637
Other revenues	189	1	13	—	203
Total adjusted revenues	$2,293	$708	$1,058	$65	$4,124

Adjusted expenses
Interest credited to policyholder account balances	$294	$59	$182	$—	$535
Policyholder benefits and claims	361	333	712	33	1,439
Amortization of DAC and VOBA	267	52	—	8	327
Interest expense on debt	—	—	—	74	74
Other operating costs	833	137	109	160	1,239
Total adjusted expenses	1,755	581	1,003	275	3,614
Adjusted earnings before provision for income tax	538	127	55	(210)	510
Provision for income tax expense (benefit)	91	24	11	(55)	71
Adjusted earnings after provision for income tax	447	103	44	(155)	439
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	3	3
Adjusted earnings	$447	$103	$44	$(158)	$436

	For the Six Months Ended June 30, 2017
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$98	$242	$1	$53	$394
Universal life and investment-type product policy fees	1,270	158	348	(6)	1,770
Net investment income	638	176	712	124	1,650
Other revenues	194	19	23	—	236
Total adjusted revenues	$2,200	$595	$1,084	$171	$4,050

Adjusted expenses
Interest credited to policyholder account balances	$304	$68	$185	$—	$557
Policyholder benefits and claims	323	316	587	27	1,253
Amortization of DAC and VOBA	206	52	6	11	275
Interest expense on debt	—	—	23	58	81
Other operating costs	744	151	130	41	1,066
Total adjusted expenses	1,577	587	931	137	3,232
Adjusted earnings before provision for income tax	623	8	153	34	818
Provision for income tax expense (benefit)	169	3	52	(10)	214
Adjusted earnings after provision for income tax	454	5	101	44	604
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Adjusted earnings	$454	$5	$101	$44	$604

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Premiums	$48	$45	$33	$44	$48	$93	$98
Universal life and investment-type product policy fees	632	640	645	629	639	1,272	1,270
Net investment income	376	363	329	310	311	739	638
Other revenues	90	99	93	87	128	189	194
Total adjusted revenues	$1,146	$1,147	$1,100	$1,070	$1,126	$2,293	$2,200

Adjusted expenses
Interest credited to policyholder account balances	$148	$146	$148	$153	$152	$294	$304
Policyholder benefits and claims	181	180	153	258	163	361	323
Amortization of DAC and VOBA	124	143	102	(228)	112	267	206
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	427	406	422	399	386	833	744
Total adjusted expenses	880	875	825	582	813	1,755	1,577
Adjusted earnings before provision for income tax	266	272	275	488	313	538	623
Provision for income tax expense (benefit)	45	46	67	133	87	91	169
Adjusted earnings	$221	$226	$208	$355	$226	$447	$454

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE & SHIELD ANNUITIES ACCOUNT VALUE (1)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Account value, beginning of period	$117,178	$120,333	$118,574	$116,830	$115,920
Deposits	1,129	1,074	1,128	981	965
Withdrawals, surrenders and contract benefits	(2,877)	(2,853)	(2,799)	(2,402)	(2,689)
Net flows	(1,748)	(1,779)	(1,671)	(1,421)	(1,724)
Investment performance (2)	1,568	(695)	4,129	3,873	3,330
Policy charges and other	(715)	(681)	(699)	(708)	(696)
Account value, end of period	$116,283	$117,178	$120,333	$118,574	$116,830

FIXED ANNUITIES ACCOUNT VALUE
Account value, beginning of period	$13,036	$13,062	$13,123	$13,230	$13,369
Deposits	305	205	232	113	47
Withdrawals, surrenders and contract benefits	(308)	(320)	(374)	(331)	(298)
Net flows	(3)	(115)	(142)	(218)	(251)
Interest credited	105	105	106	111	112
Other	(26)	(16)	(25)	—	—
Account value, end of period	$13,112	$13,036	$13,062	$13,123	$13,230

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,547	$4,541	$4,544	$4,544	$4,531

(1) Includes general account and separate account.
(2) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
VARIABLE & INDEXED ANNUITY SALES	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Shield Annuities (1)	$723	$729	$794	$653	$570	$1,452	$1,028
GMWB/GMAB	237	183	173	190	215	420	449
GMDB only	96	92	94	92	107	188	222
GMIB	33	32	36	25	43	65	94
Total variable & indexed annuity sales	$1,089	$1,036	$1,097	$960	$935	$2,125	$1,793

FIXED ANNUITY SALES
Fixed indexed annuities (2)	$272	$173	$203	$69	$—	$445	$—
Fixed deferred annuities	36	34	32	37	47	70	96
Single premium immediate annuities	13	9	6	7	8	22	20
Other fixed annuities	2	4	3	1	5	6	17
Total fixed annuity sales	$323	$220	$244	$114	$60	$543	$133

(1) Shield Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 90% of gross sales assumed via reinsurance agreement.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Premiums	$151	$158	$172	$164	$142	$309	$242
Universal life and investment-type product policy fees	76	103	81	134	75	179	158
Net investment income	111	108	79	87	69	219	176
Other revenues	1	—	1	2	19	1	19
Total adjusted revenues	$339	$369	$333	$387	$305	$708	$595

Adjusted expenses
Interest credited to policyholder account balances	$28	$31	$48	$40	$40	$59	$68
Policyholder benefits and claims	168	165	187	161	169	333	316
Amortization of DAC and VOBA	23	29	33	138	7	52	52
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	74	63	58	56	66	137	151
Total adjusted expenses	293	288	326	395	282	581	587
Adjusted earnings before provision for income tax	46	81	7	(8)	23	127	8
Provision for income tax expense (benefit)	9	15	2	(14)	11	24	3
Adjusted earnings	$37	$66	$5	$6	$12	$103	$5

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Variable universal and universal life account value, beginning of period	$2,763	$2,775	$2,800	$2,818	$2,823
Premiums and deposits (1)	62	66	66	64	76
Surrenders and contract benefits	(44)	(43)	(49)	(49)	(36)
Net flows	18	23	17	15	40
Net transfers from (to) separate account	17	14	7	14	17
Interest credited	29	26	30	29	19
Policy charges and other	(69)	(75)	(79)	(76)	(81)
Variable universal and universal life account value, end of period	$2,758	$2,763	$2,775	$2,800	$2,818

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,174	$5,250	$5,107	$4,977	$4,886
Premiums and deposits	59	62	60	65	70
Surrenders and contract benefits	(67)	(68)	(69)	(58)	(71)
Net flows	(8)	(6)	(9)	7	(1)
Investment performance	133	(2)	215	196	171
Net transfers from (to) general account	(17)	(14)	(7)	(14)	(17)
Policy charges and other	(60)	(54)	(56)	(59)	(62)
Variable universal life account value, end of period	$5,222	$5,174	$5,250	$5,107	$4,977

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
LIFE SALES	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Whole life	$1	$—	$—	$1	$5	$1	$14
Term life	1	1	1	2	3	2	9
Variable universal life	—	—	—	—	2	—	3
Universal life without secondary guarantees	—	1	2	2	1	1	2
Total life sales	$2	$2	$3	$5	$11	$4	$28

	As of
LIFE INSURANCE IN-FORCE	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Whole Life
Life Insurance in-force, before reinsurance	$22,467	$22,890	$23,204	$23,532	$23,881
Life Insurance in-force, net of reinsurance	$3,713	$3,764	$3,820	$3,747	$3,827

Term Life
Life Insurance in-force, before reinsurance	$443,532	$448,431	$453,804	$459,001	$464,872
Life Insurance in-force, net of reinsurance	$335,524	$338,841	$342,487	$329,833	$333,685

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$58,837	$59,625	$60,514	$61,408	$62,142
Life Insurance in-force, net of reinsurance	$41,146	$41,601	$42,009	$40,183	$39,909

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Premiums	$—	$—	$—	$—	$1	$—	$1
Universal life and investment-type product policy fees	189	199	169	196	175	388	348
Net investment income	314	343	339	348	354	657	712
Other revenues	7	6	8	3	15	13	23
Total adjusted revenues	$510	$548	$516	$547	$545	$1,058	$1,084

Adjusted expenses
Interest credited to policyholder account balances	$92	$90	$76	$86	$91	$182	$185
Policyholder benefits and claims	365	347	493	287	288	712	587
Amortization of DAC and VOBA	—	—	1	—	—	—	6
Interest expense on debt	—	—	—	—	8	—	23
Other operating costs	61	48	71	55	79	109	130
Total adjusted expenses	518	485	641	428	466	1,003	931
Adjusted earnings before provision for income tax	(8)	63	(125)	119	79	55	153
Provision for income tax expense (benefit)	(2)	13	(45)	36	27	11	52
Adjusted earnings	$(6)	$50	$(80)	$83	$52	$44	$101

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Account value, beginning of period	$6,235	$6,285	$6,292	$6,282	$6,258
Premiums and deposits (1)	202	197	199	200	215
Surrenders and contract benefits	(44)	(69)	(27)	(17)	(30)
Net flows	158	128	172	183	185
Interest credited	58	59	59	61	76
Policy charges and other	(247)	(237)	(238)	(234)	(237)
Account value, end of period	$6,204	$6,235	$6,285	$6,292	$6,282

	As of
LIFE INSURANCE IN-FORCE	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$81,479	$82,126	$82,747	$83,325	$83,645
Life Insurance in-force, net of reinsurance	$36,619	$36,870	$37,133	$35,243	$35,356

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Premiums	$24	$26	$28	$28	$27	$50	$53
Universal life and investment-type product policy fees	(4)	(3)	(3)	(4)	(3)	(7)	(6)
Net investment income	11	11	33	35	58	22	124
Other revenues	—	—	222	—	—	—	—
Total adjusted revenues	$31	$34	$280	$59	$82	$65	$171

Adjusted expenses
Interest credited to policyholder account balances	$—	$—	$—	$—	$—	$—	$—
Policyholder benefits and claims	19	14	14	21	17	33	27
Amortization of DAC and VOBA	3	5	5	4	6	8	11
Interest expense on debt	37	37	38	36	28	74	58
Other operating costs	96	64	105	93	20	160	41
Total adjusted expenses	155	120	162	154	71	275	137
Adjusted earnings before provision for income tax	(124)	(86)	118	(95)	11	(210)	34
Provision for income tax expense (benefit)	(26)	(29)	(741)	1,025	(23)	(55)	(10)
Adjusted earnings after provision for income tax	(98)	(57)	859	(1,120)	34	(155)	44
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	—	—	3	—
Adjusted earnings	$(99)	$(59)	$859	$(1,120)	$34	$(158)	$44

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Balance, beginning of period	$6,083	$6,286	$6,414	$6,464	$6,500
Capitalization	76	76	73	72	47
Amortization:
Related to net investment gains (losses) and net derivative gains (losses) (1)	(96)	(128)	(90)	(209)	105
Notable items, included in adjusted expenses	—	—	—	229	—
Other amortization, included in adjusted expenses	(150)	(177)	(140)	(143)	(125)
Total amortization	(246)	(305)	(230)	(123)	(20)
Unrealized investment gains (losses)	55	26	29	1	(63)
Other	—	—	—	—	—
Balance, end of period	$5,968	$6,083	$6,286	$6,414	$6,464
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Annuities	$4,783	$4,873	$5,046	$5,142	$5,076
Life	1,061	1,082	1,106	1,134	1,248
Run-off	5	5	6	6	2
Corporate & Other	119	123	128	132	138
Total DAC and VOBA	$5,968	$6,083	$6,286	$6,414	$6,464

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net derivative gains (losses):
Variable annuity embedded derivatives (2)	$196	$503	$190	$579	$212
Variable annuity hedges	(510)	(371)	(548)	(730)	(471)
ULSG hedges	(63)	(448)	(43)	(9)	267
Other hedges and embedded derivatives	62	(26)	(23)	(22)	(113)
Subtotal	(315)	(342)	(424)	(182)	(105)
Investment hedge adjustments	3	8	11	18	27
Total net derivative gains (losses)	$(312)	$(334)	$(413)	$(164)	$(78)

(1) Includes amounts related to GMIB fees and GMIB costs that are also included as an adjustment from net income (loss) to adjusted earnings.
(2) Beginning with the period ended September 30, 2017, in connection with the transition to our new variable annuity hedge program, the change in value of embedded derivative liabilities associated with Shield Annuities is included in and presented with variable annuity embedded derivatives.

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Actuarial items and other insurance adjustments	$—	$(32)	$91	$(134)	$—
Establishment costs	44	37	47	31	—
Separation related transactions	—	—	14	1,073	(42)
Tax reform adjustment (1)	—	—	(947)	—	—
Other	—	—	—	—	—
Total notable items (2)	$44	$5	$(795)	$970	$(42)

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$—	$—	$(142)	$(25)
Life	—	(16)	—	17	(12)
Run-off	—	(16)	91	(9)	(5)
Corporate & Other	44	37	(886)	1,104	—
Total notable items (2)	$44	$5	$(795)	$970	$(42)

(1) The notable item for the three months ended December 31, 2017 includes a reduction of $222 million in a tax-related obligation to our former parent, MetLife, Inc.
(2) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Total Quarterly VA separate account gross returns	1.54%	(0.72)%	3.81%	3.61%	3.11%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	25.61%	25.24%	25.28%	25.10%	24.99%
Percent allocated to bond funds/other funds	8.14%	8.26%	8.16%	8.33%	8.45%
Percent allocated to target volatility funds	22.74%	22.69%	22.71%	22.48%	22.31%
Percent allocated to balanced funds	43.51%	43.81%	43.85%	44.09%	44.25%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2018		December 31, 2017
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$23,504	28.30%	$22,957	27.27%
U.S. government and agency securities	12,458	15.00%	16,292	19.35%
Residential mortgage-backed securities	7,859	9.46%	7,977	9.47%
Foreign corporate securities	6,964	8.38%	7,023	8.34%
State and political subdivision securities	4,077	4.91%	4,181	4.97%
Commercial mortgage-backed securities	4,023	4.84%	3,423	4.07%
Asset-backed securities	2,083	2.51%	1,829	2.17%
Foreign government securities	1,375	1.66%	1,309	1.55%
Total fixed maturity securities	62,343	75.06%	64,991	77.19%
Equity securities (1)	153	0.18%	161	0.19%
Mortgage loans:
Commercial mortgage loans	8,085	9.73%	7,260	8.62%
Agricultural mortgage loans	2,630	3.17%	2,276	2.70%
Residential mortgage loans	1,577	1.90%	1,138	1.35%
Valuation allowances	(51)	(0.06)%	(47)	(0.06)%
Commercial mortgage loans held by CSEs	96	0.11%	115	0.14%
Total mortgage loans, net	12,337	14.85%	10,742	12.75%
Policy loans	1,458	1.76%	1,523	1.81%
Real estate joint ventures	449	0.54%	433	0.51%
Other limited partnership interests	1,706	2.05%	1,669	1.98%
Cash, cash equivalents and short-term investments	2,312	2.78%	2,169	2.58%
Other invested assets:
Derivatives:
Interest rate	763	0.92%	1,112	1.32%
Equity market	1,077	1.30%	937	1.11%
Foreign currency exchange rate	187	0.23%	165	0.20%
Credit	28	0.03%	40	0.05%
Total derivatives	2,055	2.48%	2,254	2.68%
FHLB common stock (1)	72	0.09%	71	0.09%
Other	178	0.21%	182	0.22%
Total other invested assets (1)	2,305	2.78%	2,507	2.99%
Total investments and cash and cash equivalents	$83,063	100.00%	$84,195	100.00%

	For the Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net investment income yield (2)	4.37%	4.50%	4.30%	4.32%	4.40%

(1) The Company reclassified $71 million as of December 31, 2017 of FHLB common stock from equity securities to other invested assets, principally at estimated fair value, to conform to current presentation.

(2) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.

Financial Supplement	21

Select Actual and Preliminary Statutory Financial Results (1) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
REVENUES AND EXPENSES	June 30, 2018 (2)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018 (2)	June 30, 2017
Total revenues (Line 9)	$3,000	$2,846	$2,834	$2,647	$3,194	$5,800	$12,083
Total benefits and expenses before dividends to policyholders (Line 28)	$2,800	$2,211	$2,012	$1,763	$2,501	$5,000	$11,747

	For the Three Months Ended					For the Six Months Ended
NET INCOME (LOSS)	June 30, 2018 (2)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018 (2)	June 30, 2017
Gain (loss) from operations net of taxes (Line 33)	$200	$704	$822	$686	$114	$900	$(165)
Net realized capital gains (losses), net of federal income tax and transfers to interest maintenance reserve (Line 34)	(300)	(1,019)	(578)	(403)	(234)	(1,300)	(697)
Net income (loss) (Line 35)	$(100)	$(315)	$244	$283	$(120)	$(400)	$(862)

	As of
COMBINED TOTAL ADJUSTED CAPITAL	June 30, 2018 (2)	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Combined total adjusted capital	$6,000	$6,469	$6,625	$6,648	$6,377

(1) Combined statutory results for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and six months ended June 30, 2018.

Appendix

Financial Supplement	A-1

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “forecast,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operating and financial results, as well as statements regarding the expected benefits of the separation from MetLife (the “Separation”) and the recapitalization actions.
Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased counterparty risk due to guarantees within certain of our products; the effectiveness of our exposure management strategy and the impact of such strategy on net income volatility and negative effects on our statutory capital; the additional reserves we will be required to hold against our variable annuities as a result of actuarial guidelines; a sustained period of low equity market prices and interest rates that are lower than those we assumed when we issued our variable annuity products; our degree of leverage due to indebtedness incurred in connection with the Separation; the effect adverse capital and credit market conditions may have on our ability to meet liquidity needs and our access to capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the effectiveness of our risk management policies and procedures; the availability of reinsurance and the ability of our counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; changes in accounting standards, practices and/or policies applicable to us; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders; our ability to market and distribute our products through distribution channels; the impact of the Separation on our business and profitability due to MetLife’s strong brand and reputation, the increased costs related to replacing arrangements with MetLife with those of third parties and incremental costs as a public company; any failure of third parties to provide services we need, any failure of the practices and procedures of these third parties and any inability to obtain information or assistance we need from third parties, including MetLife; whether the operational, strategic and other benefits of the Separation can be achieved, and our ability to implement our business strategy; whether all or any portion of the Separation tax consequences are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements including the potential of outcomes adverse to us that could cause us to owe MetLife material tax reimbursements or payments or disagreements regarding MetLife’s or our obligations under our other agreements; the impact on our business structure, profitability, cost of capital and flexibility due to restrictions we have agreed to that preserve the tax-free treatment of certain parts of the Separation; the potential material negative tax impact of the Tax Cuts and Jobs Act and other potential future tax legislation that could decrease the value of our tax attributes, lead to increased risk-based capital requirements and cause other cash expenses, such as reserves, to increase materially and make some of our products less attractive to consumers; whether the distribution will qualify for non-recognition treatment for U.S. federal income tax purposes and potential indemnification to MetLife if the distribution does not so qualify; our ability to attract and retain key personnel; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).
For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in other documents we file from time to time with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on equity	(vii)	return on equity
(viii)	adjusted return on equity, less notable items	(viii)	return on equity
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.'s common shareholders, and net income (loss) available to shareholders per common share to refer to earnings per common share, diluted.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding (i) the impact of market volatility, which could distort trends, and (ii) businesses that have been or will be sold or exited by us, referred to as divested businesses.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•
Net derivative gains (losses), except earned income on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Amortization of unearned revenue related to net investment gains (loss) and net derivative gains (losses) and certain variable annuity GMIB fees (“GMIB Fees”)(1).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits and hedging costs related to GMIBs (“GMIB Costs”)(1);

•
Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments(1).

The tax impact of the adjustments mentioned is calculated net of the U.S. statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

(1) Collectively, amounts related to GMIB, excluding amounts recorded in NDGL, may be referred to as “GMIB adjustments.”

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Earnings per Common Share and Adjusted Return on Equity

Adjusted earnings per common share and adjusted return on equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period.

Adjusted return on equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments and excluding the incremental net investment income from CSEs.

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “stockholders’ equity.” Book value per common share is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.'s stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 5 percent of 1,000 capital market scenarios over the life of the contracts.

Financial Supplement	A-5

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst 2 percent of 1,000 capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Sales

Statistical sales information for Life sales is calculated using the LIMRA definition of sales for core direct sales, excluding company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance. Annuity sales consist of 100 percent of direct statutory premiums, except for fixed indexed annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude company sponsored internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.

Adjusted Statutory Earnings

Adjusted statutory earnings is a measure of our ability to pay future distributions and are reflective of whether our hedging program functions as intended. Adjusted statutory earnings is calculated as statutory pre-tax income less the variable annuities reserve methodology (Actuarial Guideline 43) and including both the reserve and capital methodology based CTE95 calculation and unrealized gains (losses) associated with the variable annuities risk management strategy.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CSE	Consolidated securitization entity
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NCI	Noncontrolling interests
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VIE	Variable interest entity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net income (loss) available to shareholders	$(239)	$(67)	$668	$(943)	$246
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(75)	(4)	6	21	—
Less: Net derivative gains (losses)	(316)	(342)	(424)	(182)	(105)
Less: GMIB adjustments (1)	(38)	6	(35)	(416)	(88)
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(77)	(130)	(37)	(78)	124
Less: Market value adjustments	8	31	(3)	(1)	(11)
Less: Other (1)	1	(4)	(4)	28	(25)
Less: Provision for income tax (expense) benefit on reconciling adjustments	105	93	173	361	27
Adjusted earnings	$153	$283	$992	$(676)	$324

Net income (loss) available to shareholders per common share	$(2.01)	$(0.56)	$5.58	$(7.87)	N/A
Less: Net investment gains (losses)	(0.64)	(0.03)	0.05	0.18	N/A
Less: Net derivative gains (losses)	(2.64)	(2.86)	(3.54)	(1.52)	N/A
Less: GMIB adjustments (1)	(0.32)	0.05	(0.29)	(3.47)	N/A
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(0.64)	(1.09)	(0.31)	(0.65)	N/A
Less: Market value adjustments	0.07	0.26	(0.02)	(0.01)	N/A
Less: Other (1)	0.01	(0.03)	(0.03)	0.23	N/A
Less: Provision for income tax (expense) benefit on reconciling adjustments	0.88	0.78	1.44	3.01	N/A
Adjusted earnings per common share	$1.27	$2.36	$8.28	$(5.64)	N/A

(1) Certain amounts in the prior periods have been reclassified to conform to the current period presentation.

Financial Supplement	A-8

Reconciliation of Return on Equity to Adjusted Return on Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Net income (loss) available to shareholders	$(581)	$(96)	$(378)	$(2,811)	$(2,026)
Adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Net investment gains (losses)	(52)	23	(28)	(97)	(92)
Less: Net derivative gains (losses)	(1,264)	(1,053)	(1,752)	(4,095)	(4,490)
Less: GMIB adjustments (1)	(483)	(533)	(655)	(737)	(457)
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(322)	(121)	249	611	817
Less: Market value adjustments	35	16	(21)	16	15
Less: Other (1)	21	(5)	(5)	(33)	(247)
Less: Provision for income tax (expense) benefit on reconciling adjustments	732	654	914	1,658	1,557
Adjusted earnings	$752	$923	$920	$(134)	$871

	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Brighthouse Financial, Inc.’s stockholders’ equity	$14,348	$14,684	$14,935	$15,666	$16,605
Accumulated other comprehensive income (loss) (AOCI)	1,299	1,437	1,530	1,682	1,947
Brighthouse Financial, Inc.’s stockholders’ equity, excluding AOCI	$13,049	$13,247	$13,405	$13,983	$14,658

	Five Quarters Average Stockholders' Equity Basis
ADJUSTED RETURN ON EQUITY	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Return on equity	(4.0)%	(0.7)%	(2.5)%	(17.9)%	(12.2)%
Return on AOCI	(44.7)%	(6.7)%	(24.7)%	(167.1)%	(104.1)%
Return on equity, excluding AOCI	(4.5)%	(0.7)%	(2.8)%	(20.1)%	(13.8)%
Return on adjustments from net income (loss) available to shareholders to adjusted earnings:
Less: Return on net investment gains (losses)	(0.4)%	0.2%	(0.2)%	(0.7)%	(0.6)%
Less: Return on net derivative gains (losses)	(9.8)%	(8.0)%	(13.0)%	(29.3)%	(30.6)%
Less: Return on GMIB adjustments (1)	(3.7)%	(4.0)%	(4.9)%	(5.3)%	(3.1)%
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	(2.5)%	(0.9)%	1.8%	4.4%	5.6%
Less: Return on market value adjustments	0.3%	0.1%	(0.2)%	0.1%	0.1%
Less: Return on other (1)	0.2%	—%	—%	(0.2)%	(1.7)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	5.6%	4.9%	6.8%	11.9%	10.6%
Adjusted return on equity	5.8%	7.0%	6.9%	(1.0)%	5.9%
(1) Certain amounts in the prior periods have been reclassified to conform to the current period presentation.

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Total revenues	$1,702	$1,815	$1,880	$1,972	$2,025	$3,517	$2,990
Less: Net investment gains (losses)	(75)	(4)	6	21	—	(79)	(55)
Less: Net derivative gains (losses)	(312)	(334)	(413)	(164)	(78)	(646)	(1,043)
Less: Other GMIB adjustments:
GMIB fees	69	67	71	70	70	136	139
Investment hedge adjustments	(3)	(8)	(11)	(19)	(27)	(11)	(103)
Other	(3)	(4)	(2)	1	2	(7)	2
Total adjusted revenues	$2,026	$2,098	$2,229	$2,063	$2,058	$4,124	$4,050

Total expenses	$2,019	$1,928	$2,102	$2,096	$1,704	$3,947	$3,259
Less: Amortization of DAC and VOBA related to net investment gains (losses) and net derivative gains (losses)	77	130	37	78	(124)	207	(364)
Less: Other adjustments to expenses:
GMIB costs and amortization of DAC and VOBA related to GMIB fees and GMIB costs	107	61	106	486	158	168	343
Other	(11)	(31)	5	(1)	12	(42)	18
Less: Divested business	—	—	—	(26)	26	—	30
Total adjusted expenses	$1,846	$1,768	$1,954	$1,559	$1,632	$3,614	$3,232

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Six Months Ended
NET INVESTMENT GAINS (LOSSES)	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	June 30, 2018	June 30, 2017
Investment portfolio gains (losses)	$(68)	$2	$13	$23	$4	$(66)	$(47)
Investment portfolio writedowns	(2)	(3)	(6)	(1)	(3)	(5)	(7)
Total net investment portfolio gains (losses)	(70)	(1)	7	22	1	(71)	(54)
Net investment gains (losses) related to CSEs	(5)	(3)	(1)	(1)	(1)	(8)	(1)
Other	—	—	—	—	—	—	—
Net investment gains (losses)	$(75)	$(4)	$6	$21	$—	$(79)	$(55)

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017
Investment income yield (1)	4.53%	4.65%	4.46%	4.47%	4.55%
Investment fees and expenses	(0.16)%	(0.15)%	(0.16)%	(0.15)%	(0.15)%
Net investment income yield (1)	4.37%	4.50%	4.30%	4.32%	4.40%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes recognized gains and losses and reflects the GAAP adjustments described beginning on page A-1 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties and the effects of consolidating under GAAP certain VIEs that are treated as CSEs.